JPMORGAN INVESTOR FUNDS

JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Growth Fund
(All Share Classes)
(Each a series of JPMorgan Trust II)

Supplement dated February 13, 2007
to the Prospectuses dated November 1, 2006

Portfolio Managers Changes. Effective February 12, 2007, Duane Huff no longer serves as a member of the portfolio management team for the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth & Income Fund and the JPMorgan Investor Growth Fund (the “Funds”). Therefore, the following replaces the relevant disclosure in The Fund Managers sub-section in the Management of the Funds section for the Funds:

The Adviser’s quantitative team has been responsible for the day-to-day management of the Funds within an overall allocation structure approved by the Adviser’s asset allocation committee since August 2001. The quantitative team is also responsible for the JPMorgan Equity Index Fund, the JPMorgan Market Expansion Index Fund and the JPMorgan International Equity Index Fund. The quantitative team is comprised of Bala Iyer, Ph.D., Michael Loeffler, Matthew Constancio, and other quantitative and research analysts. The team is led by Dr. Iyer who serves as portfolio manager for the Funds. In this capacity, Dr. Iyer determines which of the underlying funds should be used as investments and formulates the allocation strategy for each of the Funds. In addition to his role as leader of the quantitative team, Dr. Iyer also serves as portfolio manager for the JPMorgan Multi-Cap Market Neutral Fund. He is also responsible for strategic and tactical research for various asset allocation products for JPMorgan Investment Advisors (formerly Banc One Investment Advisors). An employee of JPMorgan Investment Advisors since 1995, Dr. Iyer joined the firm as the director of quantitative research. Dr. Iyer has been part of the team responsible for the management of the Funds since the Funds’ inception. He has also been a member of the asset allocation committee since February 1995. Mr. Loeffler has been responsible for the implementation of the allocation strategy for the Funds since February 2005. An employee of JPMorgan Investment Advisors since 1999, Mr. Loeffler manages index products including the JPMorgan Equity Index Fund and is responsible for cash management, trading strategies, trade implementation and corporate action analysis. Since August 2004. Mr. Constancio has served as a quantitative analyst. In this capacity, he provides volatility, correlation and strategic allocation recommendation for the Funds and assists in the implementation of the allocation strategy. Mr. Constancio has served in various portfolio management capacities since joining JPMorgan Investment Advisors in 1998 and is currently a vice president.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INV-207